Other assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other assets.
Reinsurance assets	$ 16,388	$ 11,725	$ 10,077
Right-of-use assets	12,716	10,948	12,386
Property and equipment	1,313	2,121	2,839
Prepayments	199	1,192	1,954
Tax receivable		2,161	10,100
Other receivables	21,240	20,095	12,240
Total other assets	$ 51,856	$ 48,242	$ 49,596